UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

 JAPAN SMALLER CAPITALIZATION FUND, INC.

(Exact name of registrant as specified in charter)

 Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Address of principal executive offices)

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-833-0018

Date of fiscal year end: February 28, 2025

Date of reporting period: February 28, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

JAPAN SMALLER CAPITALIZATION FUND, INC.

ANNUAL REPORT
FEBRUARY 28, 2025

JAPAN SMALLER CAPITALIZATION FUND, INC.
April 28, 2025
To Our Shareholders:
We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2025.
The net asset value (“NAV”) per share of the Fund increased by 3.7% and the closing market price of the Fund (on the New York Stock Exchange) increased by 5.3% after giving effect to the reinvestment of income dividends and ordinary income distributions for the fiscal year ended February 28, 2025. The closing market price of the Fund on February 28, 2025 was $7.91, representing a discount of 16.4% to the NAV of $ 9.46. The net assets of the Fund totaled $267,960,777 on February 28, 2025.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 4.3% in United States (“U.S.”) dollar terms. During the fiscal year ended February 28, 2025, the Fund underperformed the Benchmark by 0.6% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, decreased by 0.3% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 5.6% in U.S. dollar terms for the fiscal year ended February 28, 2025. The Benchmark increased by 4.8% and outperformed the TOPIX index, which increased by 0.2% in local currency terms, for the fiscal year ended February 28, 2025. The Japanese yen (“Yen”) depreciated by 0.5% against the U.S. dollar during the fiscal year ended February 28, 2025.
For the quarter ended February 28, 2025, the Benchmark decreased by 0.1%, the TOPIX decreased by 0.2%, and the Nikkei decreased by 3.0% in U.S. dollar terms. The NAV of the Fund increased by 0.9% and outperformed the Benchmark by 1.0%. The closing market price of the Fund increased by 4.9% and the Yen depreciated by 0.2% against the U.S. dollar during the quarter ended February 28, 2025.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, and stocks that offer idiosyncratic business growth prospects.
Performance
In terms of the sector allocation strategy during the fiscal year ended February 28, 2025, underweight positions in the Foods and Services sectors generated the largest positive contributions. Sector returns were eroded by the underweight position in the Nonferrous Metals sector and the overweight position in the Wholesale Trade sector.
Positions that added value to the relative performance included Nishikawa Rubber Co., Ltd. in the Rubber Products sector, Sakata Inx Corporation in the Chemicals sector, and Meiko Electronics Co., Ltd. in the Electric Appliances sector. Conversely, positions that detracted from the relative performance included Macnica Holdings, Inc. in the Wholesale Trade sector, Tryt Inc. in the Services sector, and Nippon Seiki Co., Ltd. in the Transportation Equipment sector.

1

Market Review
The Benchmark rose by 4.8% and outperformed relative to the TOPIX index, which appreciated by 2.6% in local currency terms over the one-year review period ended February 28, 2025 on a total return basis. During the past 12 months, the Japanese equity market experienced significant volatility. A strong start in March 2024 was followed by corrections in April and August. Despite challenges, including geopolitical tensions and currency fluctuations, the market rebounded afterwards, closing in positive territory. Corporate fundamentals remained resilient amid ongoing political uncertainty.
In March 2024, the Japanese equity market continued its upward trend, gaining 4.44% and bringing the year-to-date return to 18.14%. However, market enthusiasm for semiconductor stocks began to wane, particularly those involved in AI-related products, leading to a temporary market correction. The Bank of Japan (BOJ) announced significant policy changes, including the end of negative interest rates and the scrapping of its Yield Curve Control policy, driven by stronger-than-expected wage negotiations. Despite these positive developments, the yen weakened to a 34-year low against the US dollar, reflecting ongoing economic challenges, including inflation outpacing wage increases and weak personal consumption.
In April, the Japanese equity market experienced a slight correction, falling by 0.91% amid global selling pressure due to persistent inflation data. The 10-year US Treasury yield surged to a five-month high, raising concerns about stagflation in the US economy. The yen faced significant volatility, hitting a new low against the dollar and euro, although a late-month intervention by the Ministry of Finance helped stabilize it. Despite the overall market decline, industrial production showed signs of recovery, increasing by 3.8% (month-on-month), indicating potential positive momentum for the Japanese economy.
The Japanese equity market closed 1.16% higher in May, recovering from previous declines, as investors focused on earnings reports for the fiscal year ending March 2024. Earnings results were robust, with growth rates in the mid-teens, but management guidance for the current year was cautious, suggesting potential declines. Share buybacks reached record highs, reflecting a positive shift in corporate attitudes toward enhancing shareholder value. However, the market remained directionless, with the yen continuing to weaken, while the BOJ’s monetary policy adjustments led to rising government bond yields, indicating a shift towards normalization.
In June, the Japanese equity market edged up by 1.45%, although conditions remained weak, and investor enthusiasm softened. The yen’s depreciation continued, reaching a 38-year low against the US dollar, despite the BOJ’s efforts to stabilize the currency. Sector performance varied, with commodities and financials performing well, while the automobiles sector struggled. Management guidance for the fiscal year suggested a mid-single-digit decline in corporate earnings. Alongside concerns about the economic outlook, this dampened investor sentiment and led to net outflows from international investors.
Amid significant intra-month volatility, the Japanese equity market declined by 0.54% in July. The BOJ raised its policy interest rate to 0.25%, signaling a shift towards normalization, while the yen initially continued to depreciate. However, the yen rebounded sharply following the BOJ’s decision, gaining 6-7% against other major currencies. Despite a decrease in industrial production, corporate fundamentals remained strong, with double-digit earnings growth reported for the fiscal year ending March 2025, indicating resilience amid market fluctuations.
In August, the Japanese equity market fell by 2.90%, marked by a brutal 20% correction in the first three trading days. This sell-off was attributed to a market over-reaction rather than fundamental changes, as investors unwound speculative positions.

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The yen began to recover from its earlier lows, but the market remained volatile, with significant fluctuations in investor sentiment. Despite the turmoil, corporate fundamentals remained solid, with earnings growth continuing, although the market lacked a clear direction amid geopolitical tensions and trade war fears.
The market declined by 1.53% in September, with heightened volatility and a significant sell-off on the last trading day. The yen continued to strengthen against the dollar and euro, reflecting a shift in investor sentiment following the Federal Reserve’s interest rate cut. A leadership change in the ruling Liberal Democratic Party raised concerns about economic policy continuity, leading to nervous market conditions. However, industrial production rebounded by 1.4% month-on-month, indicating some signs of recovery in the economy, while sector performances remained mixed.
In October, the Japanese equity market rose by 1.88% after three months of decline, but several factors capped its upside, including a snap election and resilient US economic data. The yen weakened sharply against the dollar and euro, raising concerns about potential policy changes following the election. The market reacted nervously to the ruling coalition’s loss of its lower house majority, although it rebounded after the election results. Industrial production exceeded expectations, supporting to a cautiously optimistic economic outlook.
The market fell by 0.51% in November, as uncertainty surrounding the new government and potential tax reforms weighed on investor sentiment. The yen appreciated against the dollar and euro, reflecting divergent monetary policies between Japan and the US. Corporate earnings growth slowed, but fundamentals remained solid, with operating profits showing resilience. Political developments, including calls for tax increases and potential trade policy changes under the new US administration, added to the market’s cautious outlook.
In December, the Japanese equity market gained 4.02%, buoyed by Honda’s announcement of its integration plan with Nissan, which sparked excitement among auto stocks. The BOJ maintained its interest rates, signaling a cautious approach to monetary policy normalization. Industrial production showed signs of recovery, and the yen weakened against major currencies. Despite the positive market performance, challenges remained, including the complexities of the proposed merger and ongoing economic uncertainties, highlighting the need for careful monitoring in the coming months.
January 2025 concluded with a minor gain of 0.14% for the Japanese equity market, as investors remained cautious amid significant political and economic developments. While President Trump refrained from introducing blanket tariffs on all trade partners, he did threaten Canada and Mexico with 25% tariffs. The BOJ raised its policy interest rate by 0.25 percentage points, reflecting a shift in monetary policy. Despite these changes, the market lacked a clear direction, with investors closely watching upcoming events and their potential impact on the economy.
The Japanese equity market declined by 3.79% in February, influenced by trade war fears following President Trump’s announcement of planned tariffs. The market remained range-bound, with significant price movements driven by fluctuating investor sentiment. The yen regained some ground, and corporate earnings showed solid fundamentals, although growth momentum appeared to slow. Overall, the market faced challenges from geopolitical tensions and economic uncertainties, leading to a cautious outlook for the coming months.
Outlook and Future Strategy
Impulsive and unpredictable policy making from the Trump administration is clouding visibility on the global economic outlook. Although the US economy remains robust for now and continues to drive global growth, it seems prudent to acknowledge the risk of a temporary slowdown in economic expansion if the latest tariffs result in a wider trade war.

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Meanwhile, inflation rates also risk a temporary overshoot due to the combined effects of tariffs, immigration restrictions, and fiscal expansion. Although the Federal Reserve can be expected to persist in its attempts to lower policy interest rates, the pace of rate cuts might be more gradual than initially anticipated.
In contrast to other major central banks, the Bank of Japan is expected to implement two additional policy rate hikes by the end of next year, as implied by Japanese interest rate futures. This is partly attributable to the fact that inflation has become more entrenched in Japan. However, it is worth emphasizing that the economic fundamentals have recovered to a sufficiently healthy condition to withstand interest rate hikes. This month will see major Japanese companies disclosing the outcomes of their annual wage negotiations for the fiscal year starting in April. Encouraged by strong corporate earnings, we expect a large number of companies to agree to wage increases that exceed the current inflation rate. Although Japan’s nominal GDP has begun to rise, breaking free from the stagnation of the past 30 years, real GDP growth still lacks vigor. However, once the rise in real wages begins to translate into an improvement in real consumption, Japan’s GDP growth is expected to escape from its past stagnation, even after adjusting for inflation.
Despite this broadly encouraging medium-term outlook for the domestic economy, Japanese stocks have underperformed the European and Chinese markets since the beginning of the year due to the lack of clear and immediate catalysts. As a result, the price-to-earnings ratio based on the 12-month forward consensus earnings estimates has adjusted to 13.5 times, which is at the lower end of the historical range. Given the extremely uncertain nature of future US policy announcements, it could take a while for global investor sentiment to improve. However, we believe that the potential for re-evaluation is gradually expanding, driven by the robust earnings outlook for Japanese companies and their continuous efforts to improve capital efficiency. Several years have passed since the start of corporate governance reforms among Japanese companies, yet stock buybacks continue to increase, contributing to improvements in Return on Equity (“ROE”).
Although the Japanese small-cap stock market has declined, it has shown some resilience since the beginning of 2025. There are signs that investor interest is gradually shifting toward small-cap stocks, as indicated by the four consecutive months of gains in the Growth 250 stock index, despite a 25 basis point rate hike by the Bank of Japan. The investment environment remains attractive for small-cap stocks in terms of the corporate earnings outlook and valuations. In addition, the Bank of Japan’s slightly more hawkish view regarding interest rate hikes has limited the prospects for a weaker yen, further enhancing the appeal of small-cap stocks. While a stronger yen might have a somewhat negative impact on the overall performance of Japanese companies, including large-cap stocks, it might also help to suppress inflationary pressures from rising prices of imported goods, which could have a positive effect on domestic demand. In an environment of international instability, the attention of market participants is likely to focus on the resilience of Japan’s domestic demand. We believe small-cap stocks could benefit from this, and we therefore see further upside for these stock prices. Regarding the outlook for corporate earnings performance, ordinary profit growth rates for small-cap stocks (excluding financials), is projected to be 11.4% for FY2025 (ending March 2026), clearly outpacing the 3.4% projected growth rates for large-cap stocks. On the other hand, the Price Earnings Ratio (“PER”) valuation remains heavily discounted. At the current PER valuation of less than 13 times, small caps are trading at their widest discount margin to large caps in the past 10 years.
In order to improve corporate governance and capital efficiency, companies have been proactively implementing shareholder return measures. While large-cap stocks have been leading efforts to enhance shareholder returns, significant changes are also emerging among small-cap stocks. An example of this is Nishikawa Rubber, a Standard Market listed company that is part of our investment portfolio. In February, as part of a measure to achieve a target return on equity (ROE) of 9%, the company announced its intent to substantially increase dividends per share by about four times. This effort resulted in a sharp stock price rally. Another factor potentially driving small-cap outperformance is the growing number of

4

tender offers by parent companies for their subsidiaries. We have also seen growth in management buyout (MBO) activity in the small-cap stock market recently. With the Tokyo Stock Exchange’s TOPIX reforms starting in October 2026, which will exclude stocks with low liquidity and market capitalization, there is a possibility that the trend towards delisting undervalued small-cap stocks will accelerate. We will continue to explore investment opportunities from this perspective as well.
We will continue our efforts to discover excellent companies that are undervalued relative to their growth prospects through a bottom-up analysis of corporate fundamentals. We will select stocks from a wide range of industries, particularly companies that have not received much attention from the market despite their outstanding business strategies. We will also look at companies that have shown signs of improvement through management-led internal reforms, and companies that can be expected to improve capital efficiency through changes relating to shareholder returns.
The Fund appreciates your continuing support.
Sincerely,

Yusuke Andoh
President

5

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF FEBRUARY 28, 2025

	1 Year	5 Year	10 Year
Net Asset Value(a)	3.7%	5.4%	6.5%
Market Price(a)	5.3%	3.7%	5.9%
Russell/Nomura Small Cap™ Index	4.3%	5.6%	5.4%

(a)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of February 28, 2025)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

6

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged. An index cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.
Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

7

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof.
Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov. Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2024, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

8

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—FEBRUARY 28, 2025 (Unaudited)
KEY STATISTICS

Net Assets	$267,960,777
Net Asset Value per Share	$9.46
Market Price	$7.91
Percentage Change in Net Asset Value per Share(a)(b)	3.7%
Percentage Change in Market Price(a)(b)	5.3%

MARKET INDICES

Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	4.8%	4.3%
Tokyo Price Index	0.2%	(0.3%)
Nikkei Stock Average Index	(5.1%)	(5.6%)

(a)	From March 1, 2024 through February 28, 2025.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends and ordinary income distributions.
INDUSTRY DIVERSIFICATION

% of Net Assets
Chemicals	12.9
Wholesale Trade	12.0
Retail Trade	8.1
Information and Communication	7.2
Electric Appliances	6.7
Transportation Equipment	6.4
Banks	6.2
Construction	5.8
Other Products	5.5
Services	5.3
Utilities	3.8

% of Net Assets
Machinery	3.7
Food	2.8
Glass and Ceramics Products	2.5
Textiles and Apparel	2.2
Iron and Steel	2.0
Financing Business	1.8
Pharmaceutical	1.7
Metal Products	1.5
Real Estate	0.8
Precision Instruments	0.1

TEN LARGEST HOLDINGS

Security	% of Net Assets
Sakata INX Corporation	6.3
Shikoku Electric Power Co., Inc.	3.8
Yondenko Corporation	2.8
Nishikawa Rubber Co., Ltd.	2.7
Daishi Hokuetsu Financial Group, Inc.	2.4
RYODEN Corporation	2.3
Create SD Holdings Co., Ltd.	2.3
Meiko Electronics Co., Ltd.	2.3
Future Corporation	2.1
Morita Holdings Corporation	2.1

9

JAPAN SMALLER CAPITALIZATION FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Japan Smaller Capitalization Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Nomura investment companies since 2020.
New York, New York
April 28, 2025

10

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2025

	Shares	Fair Value
JAPANESE EQUITY SECURITIES
Banks — 6.2%
Daishi Hokuetsu Financial Group, Inc.	354,100	$6,410,623
North Pacific Bank, Ltd.	411,500	1,417,318
Rakuten Bank, Ltd.(a)	25,800	962,417
The Keiyo Bank, Ltd.	683,700	3,738,718
The Musashino Bank, Ltd.	205,800	4,186,064
		16,715,140
Chemicals — 12.9%
ADEKA Corporation	295,100	5,422,782
Daicel Corporation	360,000	3,096,260
Nihon Tokushu Toryo Co., Ltd.	56,000	515,088
Nippon Soda Co., Ltd.	64,800	1,263,016
Osaka Soda Co., Ltd.	145,500	1,348,930
Riken Technos Corporation	245,600	1,758,651
Sakai Chemical Industry Co., Ltd.	175,400	3,166,128
Sakata INX Corporation	1,393,000	16,843,389
Soken Chemical & Engineering Co., Ltd.	52,100	1,137,532
		34,551,776
Construction — 5.8%
Dai-Dan Co., Ltd.	100,500	2,371,022
EXEO Group, Inc.	69,300	797,696
MIRAIT ONE Corporation	129,500	1,910,466
Taikisha Ltd.	73,200	2,125,294
The Nippon Road Co., Ltd.	77,000	949,949
Yondenko Corporation	852,400	7,427,423
		15,581,850
Electric Appliances — 6.7%
Daihen Corporation	50,600	2,313,661
Horiba, Ltd.	60,100	3,868,799
Idec Corporation	112,200	1,887,560
Meiko Electronics Co., Ltd.	127,700	6,033,938
Nippon Avionics Co., Ltd.	145,000	1,949,564
Shindengen Electric Manufacturing Co., Ltd.	46,800	797,263
Ulvac, Inc.	27,400	982,462
		17,833,247

See notes to financial statements

11

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2025

	Shares	Fair Value
Financing Business — 1.8%
Mizuho Leasing Co., Ltd.	667,700	$4,568,462
Ricoh Leasing Co., Ltd.	10,200	349,962
		4,918,424
Food — 2.8%
Morinaga & Co., Ltd.	66,400	1,085,772
Nippn Corporation	77,200	1,094,843
S Foods, Inc.	228,100	3,593,652
Yoshimura Food Holdings KK(a)	256,600	1,684,158
		7,458,425
Glass and Ceramics Products — 2.5%
Asia Pile Holdings Corporation	459,700	2,724,306
Nichiha Corporation	57,700	1,150,669
Noritake Co., Ltd.	30,400	715,187
Sumitomo Osaka Cement Co., Ltd.	89,200	2,073,056
		6,663,218
Information and Communication — 7.2%
Daiko Denshi Tsushin, Ltd.	155,200	927,997
Future Corporation	490,500	5,738,803
GMO internet group, Inc.	224,500	4,189,495
Plus Alpha Consulting Co., Ltd.	264,500	2,478,508
Systena Corporation	587,600	1,325,839
Tsuzuki Denki Co., Ltd.	68,700	1,058,185
Vision, Inc.	473,300	3,605,856
		19,324,683
Iron and Steel — 2.0%
Kyoei Steel, Ltd.	232,900	3,027,847
Nichia Steel Works, Ltd.	1,153,100	2,379,892
		5,407,739

See notes to financial statements

12

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2025

	Shares	Fair Value
Machinery — 3.7%
Miura Co., Ltd.	188,300	$3,956,318
Sansei Technologies, Inc.	52,700	475,991
THK Co., Ltd.	99,400	2,504,048
TPR Co., Ltd.	202,400	3,086,672
		10,023,029
Metal Products — 1.5%
Maruzen Co., Ltd.	95,100	2,013,266
Mitsui Mining & Smelting Co., Ltd.	66,400	1,874,984
		3,888,250
Other Products — 5.5%
Komatsu Wall Industry Co., Ltd.	204,200	1,998,839
Kosaido Holdings Co., Ltd.	390,600	1,275,344
Nishikawa Rubber Co., Ltd.	234,000	7,252,082
The Pack Corporation	173,200	3,712,619
Yonex Co., Ltd.	25,900	399,797
		14,638,681
Pharmaceutical — 1.7%
Tsumura & Co	156,400	4,455,820
		4,455,820
Precision Instruments — 0.1%
Nakanishi, Inc.	24,100	336,506
		336,506
Real Estate — 0.8%
JINUSHI Co., Ltd.	95,800	1,290,600
Kasumigaseki Capital Co., Ltd.	9,700	901,861
		2,192,461

See notes to financial statements

13

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2025

	Shares	Fair Value
Retail Trade — 8.1%
ASKUL Corporation	236,800	$2,493,955
Create SD Holdings Co., Ltd.	327,600	6,102,619
Geo Holdings Corporation	362,600	4,071,535
JM Holdings Co., Ltd.	248,200	3,841,141
Komehyo Holdings Co., Ltd.	65,800	1,275,957
Life Corporation	164,800	1,997,046
Takashimaya Co., Ltd.	230,200	1,881,351
		21,663,604
Services — 5.3%
Kyoritsu Maintenance Co., Ltd.	77,200	1,540,567
M&A Research Institute Holdings, Inc.(a)	184,400	1,605,553
Nishio Holdings Co., Ltd.	95,500	2,588,960
Relo Group, Inc.	201,000	2,514,418
Step Co., Ltd.	200,600	2,896,809
TRYT, Inc.	1,263,500	3,001,845
		14,148,152
Textiles and Apparel — 2.2%
Goldwin, Inc.	33,700	1,611,588
Sanyo Shokai, Ltd.	201,700	3,701,102
World Co., Ltd.	36,800	570,982
		5,883,672
Transportation Equipment — 6.4%
HI-LEX Corporation	248,200	2,650,256
Kyokuto Kaihatsu Kogyo Co., Ltd.	243,800	4,061,041
Morita Holdings Corporation	405,000	5,590,470
Nichirin Co., Ltd.	76,900	1,781,073
Nippon Seiki Co., Ltd.	424,800	3,134,868
		17,217,708
Utilities — 3.8%
Shikoku Electric Power Co., Inc.	1,328,100	10,184,289
		10,184,289

See notes to financial statements

14

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2025

	Shares	Fair Value
Wholesale Trade — 12.0%
Central Automotive Products, Ltd.	107,100	$3,472,034
Daiwabo Holdings Co., Ltd.	161,500	2,769,459
Kanaden Corporation	470,000	4,619,371
Macnica Holdings, Inc.	442,500	5,293,203
Restar Corporation	216,400	3,425,119
RYODEN Corporation	391,000	6,230,156
Sangetsu Corporation	232,600	4,450,249
Tachibana Eletech Co., Ltd.	121,900	2,003,016
		32,262,607
TOTAL INVESTMENTS — 99.0% (cost $252,821,782)		$265,349,281
TOTAL FOREIGN CURRENCY — 0.8% (cost $2,023,175)(b)		$2,007,679
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 99.8% (cost $254,844,957)		$267,356,960
TOTAL OTHER ASSETS AND LIABILITTIES — 0.2%		$603,817
TOTAL NET ASSETS — 100.0%		$267,960,777

(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.
See notes to financial statements

15

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2025

ASSETS:
Investments in Japanese equity securities, at fair value (cost — $252,821,782)	$265,349,281
Foreign currency, at fair value (cost — $2,023,175)	2,007,679
Receivable for dividends	1,145,647
Receivable for investments sold	986,797
Cash	224,370
Prepaid expenses	452
Total Assets	269,714,226
LIABILITIES:
Payable for investments purchased	1,301,136
Accrued management fee	184,621
Accrued audit and tax fees	141,800
Accrued directors’ fees and expenses	7,887
Other accrued expenses	118,005
Total Liabilities	1,753,449
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(20,927,829)
Net Assets	$267,960,777
Net asset value per share	$9.46

See notes to financial statements

16

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2025

INCOME:
Dividend income (net of $901,281 withholding taxes)	$8,133,182
Interest income	14,217
Total Income	$8,147,399
EXPENSES:
Management fee	2,410,382
Legal fees	309,338
Custodian fee	232,905
Directors’ fees and expenses	232,336
Other expenses	361,949
Total Expenses	3,546,910
INVESTMENT INCOME — NET	4,600,489
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	14,052,962
Net realized loss on foreign currency transactions	(416,826)
Net realized gain on investments and foreign currency transactions	13,636,136
Net change in unrealized depreciation on investments	(23,595,526)
Net change in unrealized appreciation on foreign currency transactions and translation	12,971,337
Net realized and unrealized gain on investments and foreign currency transactions and translation	3,011,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,612,436

See notes to financial statements

17

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2025	For the Year Ended February 29, 2024
FROM OPERATIONS:
Net investment income	$4,600,489	$3,115,780
Net realized gain (loss) on investments	14,052,962	(18,210,914)
Net realized loss on foreign currency transactions	(416,826)	(265,014)
Net change in unrealized appreciation (depreciation) on investments	(23,595,526)	55,928,664
Net change in unrealized appreciation on foreign currency transactions and translation	12,971,337	6,186,278
Net increase in net assets resulting from operations	7,612,436	46,754,794
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(8,834,508)	(7,522,649)
Decrease in net assets derived from distributions to shareholders	(8,834,508)	(7,522,649)
NET ASSETS:
Beginning of year	269,182,849	229,950,704
End of year	$267,960,777	$269,182,849

See notes to financial statements

18

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on February 28, 2025. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2025. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

19

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2025, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Operating Segments — In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.  Yusuke Andoh, the Fund’s President and Principal Executive Officer (effective April 11, 2025, previously Yuichi Nomoto), acts as the Fund’s chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with a single investment objective which is executed by the Fund’s investment manager. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s schedule of investments, statement of changes in net assets and financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

20

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
(e) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(h) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.

21

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund’s average weekly net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $2,410,382 for the fiscal year ended February 28, 2025. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $1,097,643 from the Manager, not the Fund, for the fiscal year ended February 28, 2025. At February 28, 2025, the management fee payable to the Manager by the Fund was $184,621.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the fiscal year ended February 28, 2025. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,300 per in-person or virtually held meeting attended, $2,200 per telephonic special meeting attended, and Director expenses related to attendance at meetings. The Chairperson of the Board, presently Marcia L. MacHarg, is paid an additional annual fee of $10,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $5,000. The Chairman of the Nominating Committee, presently Arthur B. Laby, is paid an additional annual fee of $2,500. The Chairman of the Governance and Compliance Committee, presently Paige P. Ouimet, is paid an additional annual fee of $2,500. Such fees and expenses for unaffiliated Directors aggregated $232,336 for the fiscal year ended February 28, 2025.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 28, 2025 were $122,779,588 and $126,464,576, respectively.
4.	Federal Income Tax
As of February 28, 2025, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $4,646,966, of which $42,916,259 related to appreciated securities and $38,269,293 related to depreciated securities. The cost of investments, exclusive of foreign currency of $2,023,175 at February 28, 2025 for federal income tax purposes was $260,702,315.
At February 28, 2025, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $4,666,518, undistributed ordinary income of $3,080,066, and a capital loss carryforward of $28,674,413. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 28, 2025, for federal tax purposes, the Fund has a long-term capital loss carryforward of $28,674,413 available to offset future capital gains. During the year ended February 28, 2025, the Fund utilized $9,967,207 of capital loss carryforwards.

22

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
The Fund paid an ordinary income distribution of $8,834,508, which represents $0.3118 per share, to shareholders of record as of December 19, 2024. The distribution was paid on December 27, 2024.
The Fund paid an ordinary income distribution of $7,522,649, which represents $0.2655 per share, to shareholders of record as of December 19, 2023. The distribution was paid on December 27, 2023.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At February 28, 2025, all of the Fund’s investments were determined to be Level 1 securities.
During the fiscal year ended February 28, 2025, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.
Effective April 11, 2025, Yusuke Andoh replaced Yuichi Nomoto as President, Principal Executive Officer and Interested Director of the Fund. Management has evaluated this and all related events and transactions through the date of issuance of the Fund’s financial statements and concluded there would be no material impact to the amounts and disclosures presented.

23

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each year:

	For the Year Ended
	February 28	February 29	February 28
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.50	$8.12	$8.99	$10.23	$8.85
Investment Operations:
Net investment income(1)	0.16	0.11	0.10	0.11	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	0.11	1.54	(0.92)	(0.74)	1.63
Total from investment operations	0.27	1.65	(0.82)	(0.63)	1.73
Less Distributions:
Distributions from ordinary income	(0.31)	(0.27)	(0.05)	(0.21)	(0.13)
Distributions from capital gains	—	—	—	(0.40)	(0.22)
Total from distributions	(0.31)	(0.27)	(0.05)	(0.61)	(0.35)
Net asset value, end of year	$9.46	$9.50	$8.12	$8.99	$10.23
Market price, end of year	$7.91	$7.82	$6.77	$7.63	$8.99
Total investment return(2)	5.3%	19.6%	(10.6%)	(8.6%)	16.3%
Ratio/Supplemental Data:
Net assets, end of year (000)	$267,961	$269,183	$229,951	$254,647	$289,762
Ratio of expenses to average net assets	1.30%	1.28%	1.47%	1.20%	1.23%
Ratio of net income to average net assets	1.69%	1.25%	1.29%	1.07%	0.99%
Portfolio turnover rate	46%	53%	46%	27%	38%

(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

See notes to financial statements

24

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Unaudited)
The 2024 annual meeting of the shareholders of the Fund was held at the offices of NAM-U.S.A. on November 21, 2024 (the “Meeting”). The purpose of the Meeting was (1) to elect five Directors to serve for a term of one year and until their successors are duly elected and qualify, (2) to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
1.  To elect five Directors:
At the Meeting, David B. Chemidlin, Marcia L. MacHarg, Yuichi Nomoto, and Paige P. Ouimet were re-elected and Arthur B. Laby was elected to serve as Directors of the Fund for a term expiring at the annual meeting of shareholders to be held in 2025 and until their successors are duly elected and qualify. The results of the voting at the Meeting were as follows:

	Shares Voted For	Shares Voted Withhold Authority	Votes Abstained
David B. Chemidlin. . . . . . . . . . . . . . . . . . .	19,462,955	5,881,452	164,113
Arthur B. Laby . . . . . . . . . . . . . . . . . . . . . . .	24,023,128	1,318,578	166,814
Marcia L. MacHarg . . . . . . . . . . . . . . . . . . .	19,429,118	5,915,054	164,348
Yuichi Nomoto . . . . . . . . . . . . . . . . . . . . . . .	19,435,734	5,879,767	193,019
Paige P. Ouimet . . . . . . . . . . . . . . . . . . . . . .	23,996,999	1,344,121	167,400

25

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued) (Unaudited)

INDEPENDENT DIRECTORS
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:
David B. Chemidlin (68) Director and Chairman of the Audit Committee Director and Chairman of the Audit Committee since: 2006 Director of one fund in the Fund Complex	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.
Arthur B. Laby (61) Director and Chairman of the Nominating Committee Director and Chairman of the Nominating Committee since: November 2024 Director of one fund in the Fund Complex
Vice Dean at Rutgers Law School since 2023; Co-Director of the Rutgers Center for Corporate Law and Governance since 2015; Professor of Law at Rutgers Law School since 2011; Associate Professor from 2006-2011; Assistant General Counsel for the U.S. Securities and Exchange Commission from 2001-2005.

Marcia L. MacHarg (76) Director and Chairperson of the Board Director since: 2013 Chairperson of the Board since: 2024 Director of one fund in the Fund Complex
Partner, Debevoise & Plimpton LLP (an international law firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016-2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.

Paige P. Ouimet (49)
Director and Chairperson of the Governance and Compliance Committee
Director and Chairperson of the Governance and Compliance Committee since: 2021
Director of one fund in the Fund Complex

Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since 2021; Executive Director of the Kenan Institute of Private Enterprise since 2023; Associate Dean of the PhD Program from 2022-2024; Associate Professor from 2016-2020; Assistant Professor from 2008-2015.

26

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued) (Unaudited)

INTERESTED DIRECTOR
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:
Yuichi Nomoto (52)* President and Director President and Director from: April 2019 to April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) from 2019-2025; Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

Yusuke Andoh (44)* President and Director President and Director since: April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM- U.S.A. since April 2025; Executive Director, Head of the Japanese Marketing Team since 2024 of NAM-U.S.A. Fund Manager leading different teams in the Business Development and Marketing, Wholesale and Marketing Department at NAM from 2014 to 2024.

*	Mr. Nomoto and Mr. Andoh are “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with NAM-U.S.A. and NAM.
Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, David B. Chemidlin, Marcia L. MacHarg, Paige P. Ouimet and Arthur B. Laby are members of these Committees. The Fund has no standing Compensation Committee.
Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit, Nominating and Special Committees held during the period for which they served.

27

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued) (Unaudited)

OFFICERS OF THE FUND
Name, Address, Age, Position(s) Held with the Fund, Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years:
Yuichi Nomoto** (52) President and Director President and Director since: April 2019 to April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) from 2019-2025; Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

Yusuke Andoh** (44) President and Director President and Director since: April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A. since April 2025; Executive Director, Head of the Japanese Marketing Team since 2024 of NAM-U.S.A. Fund Manager leading different teams in the Business Development and Marketing, Wholesale and Marketing Department at NAM from 2014 to 2024.

Shinichi Masuda** (54) Vice President Vice President since: 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of Nomura Bank (Luxembourg) S.A. from 2012 to 2018.

Michael A. Morrongiello** (66) Vice President Vice President since: 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.
Maria R. Premole** (63) Vice President Vice President since: 2013
Vice President, Head of the Closed End Fund Business Development since October of 2023; Vice President in the Business Strategy Department from April 2022 to October of 2023; Vice President of NAM-U.S.A. since 2013.

28

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued) (Unaudited)

Name, Address, Age, Position(s) Held with the Fund, Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years:
Neil A. Daniele** (64) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009 and Chief Compliance Officer of Nomura Capital Management LLC since 2024; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles ** (47) Treasurer Treasurer since: 2013 to May 2024 Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013 to May 2024; Vice President of NAM-U.S.A. from 2009-2015.
Thomas Perugini (55) Treasurer Treasurer since: May 2024 ACA Group Three Canal Plaza, Suite 100 Portland, ME 04101	Senior Principal Consultant/Fund Principal Financial Officer of ACA Group since 2023; Vice President for Fund Administration Product at State Street Corporation from 2019 to 2023.

*	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	The address of the officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.

29

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES (Unaudited)
The investment objective of the Fund is long-term capital appreciation through investments in Japanese smaller capitalization companies. The Fund’s investment policy is to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Nagoya, Fukuoka and Sapporo Stock Exchanges and included or traded on other indices or markets, as applicable, determined by the Investment Adviser to be appropriate indices or markets, for smaller capitalization companies in Japan (“Smaller Capitalization Companies”). Neither the Fund’s investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.
Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies. Currently, the Investment Adviser considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the Russell/Nomura Small Cap™ Index and certain other companies described below that are not represented in the Russell/Nomura Small Cap™ Index. The Russell/Nomura Small Cap™ Index measures the performance of small companies (in terms of adjusted market capitalization) and as of February 28, 2025 consists of 1,045 of the equity securities of the smallest companies included in the Russell/Nomura Total Index, representing the bottom 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. The Russell/Nomura Total Market™ Index as of February 28, 2025 is comprised of 1,295 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the Russell/Nomura Total Index and therefore are not included in the Russell/Nomura Small Cap™ Index. However, because the companies that belong to this bottom 2% have small market capitalizations, the Investment Adviser considers these companies to be Smaller Capitalization Companies. In addition, the Investment Adviser may deem other companies to be Smaller Capitalization Companies. As of February 28, 2025, the largest of the Smaller Capitalization Companies in the Russell/Nomura Total Index has an approximate market capitalization of 981 billion Yen which is approximately 7 billion in U.S. dollars terms. The market capitalizations of companies in the Russell/Nomura Small Cap™ Index change with market conditions and the composition of the Russell/Nomura Small Cap™ Index.
The Fund may invest its assets in a broad spectrum of industries. The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on

30

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)
investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. There can be no assurance that the Fund will realize its investment objective.
Securities of Smaller Capitalization Companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market. At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges.
The Fund has adopted certain other policies as set forth below:
Assets Not Invested in Smaller Capitalization Companies, Other than Cash. The Fund may invest in equity securities of companies not considered Smaller Capitalization Companies, and also invest in fixed income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers’ acceptances of U.S. or Japanese banks).
Repurchase Agreements. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations.
Lending Portfolio Securities. In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. The Fund currently has suspended its securities lending program but may resume participation in the future. Under the Fund’s procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the values of its assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager or the Investment Adviser. Although the Fund is authorized to lend portfolio securities, it does not currently do so. However, it may resume the practice at any time.
Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings.

31

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)
Hedging Foreign Currency. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the Yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.
The Fund is also authorized to purchase or sell listed or over the counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

32

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Unaudited)
Risks of Investing in Equity Securities
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries or due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
One or more markets in which the Fund invests may go down in value, with the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Securities selected by Fund management may underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
Risks of Investing in Japan
General. There are special risks associated with investments in Japan and the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings.
Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits. Economic downturns or political instability in its key trading partners, which include the United States and China, could have an adverse effect on the Japanese economy. Currency fluctuations also could adversely impact Japan’s export market and its economy. If the Japanese government were to intervene in the currency market, as it has in the past, the yen’s value could fluctuate sharply and unpredictably, which could cause losses to investors. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs.
To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, could have a negative impact on the economy. In addition, Japan lacks many natural resources and relies heavily on imports of oil and other commodities. Price increases, shortages or volatility in commodities markets could have a negative effect on Japan’s economy.

33

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
In March 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. Future similar disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.
The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies and it may continue to remain low. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.
Currency Risks. The value of the Fund’s securities as measured in U.S. dollars may be affected by fluctuations in the value of the Yen relative to the U.S. dollar. The Yen has shown volatility over the past two decades. Such volatility could affect returns in the future. The Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen will decrease the value of the Fund’s holdings. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the Yen. Japanese intervention in the currency markets could cause the value of the Yen to fluctuate sharply and unpredictably and could cause losses to investors.
The Fund’s assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Yen. However, the Fund will compute and distribute its income in U.S. dollars. Currency exchange rate fluctuations can decrease or eliminate income available for distribution. For example, if the value of the Yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and the Yen.
The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value. The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.
Regulatory and Judicial Risks. Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

34

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for issuers in Japan may differ from those that may apply in the U.S. Shareholders’ rights under Japanese law may not be as extensive as those that exist under the laws of the U.S. The Fund may therefore have more difficulty asserting its rights as a shareholder of a Japanese company in which it invests than it would as a shareholder of a comparable U.S. company.
It may be difficult for the Fund to obtain a judgment in a court outside the U.S. with respect to any claim that the Fund may have against any such issuer or its directors and officers. If the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.
The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan. Therefore, it may not be possible for shareholders to enforce against the Investment Adviser, in U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the federal securities laws of the U.S. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the U.S.
The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Japanese laws may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
Concentration Risk. From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.
Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated.
Risks of Investing in Smaller Capitalization Companies
The Fund invests a substantial portion of its assets in the securities of smaller capitalization companies in Japan. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of smaller capitalization companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because

35

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.
Additional Risks
Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
War, terrorism, geopolitical uncertainties, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a material adverse effect on the Fund. The Fund’s business operations are subject to interruption by, among others, natural disasters, whether as a result of climate change or otherwise, fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, labor disputes, public health issues and other events beyond its control. Should major public health issues, including pandemics, arise, the Fund could be adversely affected by market downturns.
For example, the outbreak of an infectious coronavirus (COVID-19) that developed into a global pandemic negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The impact of other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.
Additionally, a global trade war initiated by the imposition of tariffs could lead to increased market volatility, disruptions in supply chains, and reduced economic growth, all of which could negatively impact the value of the Fund’s investments.

36

JAPAN SMALLER CAPITALIZATION FUND, INC.
TAX INFORMATION (Unaudited)
We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2025 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $901,281 as foreign tax credit with the associated foreign gross income of $9,034,463.
Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2025.
REVIEW OF THE FUND’S MARKET PRICE COMPARED TO
NET ASSET VALUE (Unaudited)
Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.
Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan. Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.
To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

37

JAPAN SMALLER CAPITALIZATION FUND, INC.
BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS (Unaudited)
The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement (the “Management Agreement”) with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 21, 2024. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on November 11, 2024, the Independent Directors received materials that included, among other items, information provided by the Manager including (i) copies of the Agreements and actions taken regarding such Agreements including approval history, (ii) a presentation on the Investment Adviser, the Fund’s investment strategy, Nomura Japan Small Cap Value Equity Strategy, and Other Accounts under Management, (iii) the organizational structure of the Investment Adviser and Manager including biographical information about the personnel performing management and investment advisory services for the Fund, (iv) responses to questionnaires from the Manager and the Investment Adviser concerning their respective resources, services they provide to the Fund, and other current matters, (v) the most current financial statements and profitability of the Manager and the Investment Adviser including the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (vi) historical performance of the Fund, performance of comparative small-cap funds, and performance of the Fund’s Benchmark, (vii) historical fund and financial highlights and historical ratio of expenses to average net assets, (viii) an analysis of the management fee structure compared to closed-end funds with Asia Equity strategies including assumed economies of scale, assets under management, and expense ratio. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors to be taken into account in considering the renewal of investment management agreements, as set forth by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.
In considering the continuance of the Agreements at the meeting held on November 21, 2024, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

38

JAPAN SMALLER CAPITALIZATION FUND, INC.
BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS (Continued) (Unaudited)
Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Performance. The Board considered performance information provided by the Manager regarding the Fund’s performance over a number of time periods, including the three-month, year to date, one-year, three-year, five-year, and ten-year periods ended September 30, 2024. The Manager provided information about the performance of the Fund compared to the Fund’s Benchmark and comparative small-cap funds, Fund highlights and Fund financial highlights for the last three fiscal year ends, data on the Fund’s expense ratio and summary of expenses for the last semi-annual period and prior five fiscal year ends, and comparative management fee structure, expense ratio, and other information on other closed-end funds with Asian Equity strategies.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Board considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above including investment performance and fee structures of comparative funds, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that the Agreements should be continued through December 31, 2025.

39

JAPAN SMALLER CAPITALIZATION FUND, INC.
DIVIDEND REINVESTMENT PLAN (Unaudited)
The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2025, the Fund issued no new shares for dividend reinvestment purposes.

40

JAPAN SMALLER CAPITALIZATION FUND, INC.
DIVIDEND REINVESTMENT PLAN (Continued) (Unaudited)
Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.
There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.
The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 43006 Providence, RI 02940-3006.

41

BOARD OF DIRECTORS
David B. Chemidlin
Arthur B. Laby from November 2024
Marcia L. MacHarg
Yusuke Andoh from April 2025
Yuichi Nomoto to April 2025
Paige P. Ouimet
OFFICERS
Yusuke Andoh, President from April 2025
Yuichi Nomoto, President to April 2025
Shinichi Masuda, Vice President
Michael A. Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Thomas Perugini, Treasurer from May 2024
Amy J. Robles, Treasurer to May 2024
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	and (b) As of February 28, 2025, the Registrant had adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	During the fiscal year ended February 28, 2025, the Code of Ethics was amended to reflect the change in the Registrant’s Principal Financial Officer. Please reference Exhibit 19 (a) (1) for the full Code of Ethics.

(d)	Not applicable.

(e)	Not applicable.

(f)	A copy of the Code of Ethics will be provided, without charge, upon request to the Registrant by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that there is one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial expert is David B. Chemidlin. Mr. Chemidlin has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $110,865 for February 28, 2025 and $107,635 for February 29, 2024.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for February 28, 2025 and $0 for February 29, 2024.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, and tax planning services by the Registrant’s principal accountant were $30,935 for February 28, 2025 and $26,551 for February 29, 2024. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

(d)	All Other Fees

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant in each of the last two fiscal years were $30,935 for February 28, 2025 and $26,511 for February 29, 2024. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant (“Service Affiliates”) in each of the last two fiscal years were $3.4 million for March 31, 2025 and $4.0 million for March 31, 2024. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by the Registrant’s principal accountant to Service Affiliates.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Registrant’s principal accountant to Service Affiliates during the Registrant’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Registrant’s principal accountant’s independence. All services provided by the Registrant’s principal accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

(a)	The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, Arthur B. Laby, David B. Chemidlin, Marcia L. MacHarg, and Paige P. Ouimet are members of the Audit Committee.

(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 28, 2025 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Global Proxy Voting Policy

This Policy applies to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2021 and the Policy on Japan Companies which is dated November 1, 2024.

These Policies apply for investee companies globally.

The Global Proxy Voting Policy is included herewith as Exhibit 19(a)(2).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of February 28, 2025, Mr. Atsushi Katayama acts as the Registrant’s lead portfolio manager. Mr. Katayama is Head of the Japan Small Cap team in Nomura Asset Management Co., Ltd. (“NAM Tokyo”), the Registrant’s Investment Adviser. He started his equity investment career in 2006 at NAM Tokyo, where he provided fundamental research on Japanese small to mid-cap stocks. In 2008, Mr. Katayama joined TPG-Axon as an equity analyst covering Retail, Capital Goods, Financials, and Internet sectors. He worked at Point 72 Asia from 2014 to 2019 and at Dymon Asia Capital from 2019 to 2021, where he was a portfolio manager managing long-short Japan equity products and returned to NAM Tokyo as a senior portfolio manager in 2021. Mr. Katayama earned a Master of Science degree from Kyoto University in 2001 and his MBA from the University of Chicago in 2006. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.

(2) As of February 28, 2025, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of $60 million as of April 1, 2025). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts and (iv) personal interests and related party interests. The Registrant’s Manager and/or Investment Adviser have policies and procedures reasonably designed to address these conflicts.

(3) As of February 28, 2025, the portfolio manager receives a combination of base compensation and discretionary compensation. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined based on the outperformance of portfolio accounts measured against their specific benchmark. The qualitative score is determined by analyzing the portfolio manager’s performance and contributions to the investment organization. There is more emphasis on the quantitative score and Portfolio Manager performance is assessed over multiple years, in principle over one, three and five years.

(4) As of February 28, 2025, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.
(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

Item 19. Exhibits.

(a)(1)	See Item 2.

(a)(2)	See Item 12.

(a)(3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.

(b)	Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date	May 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date	May 7, 2025

By:	/s/ Thomas Perugini
Thomas Perugini
Principal Financial Officer

Date	May 7, 2025